Noncontrolling Interest	12 Months Ended
Dec. 31, 2012
Noncontrolling Interest

Note 6

Noncontrolling Interest

Noncontrolling interests in equity of subsidiaries were as follows:

	(dollars in millions)
At December 31,	2012	2011
Noncontrolling interests in consolidated subsidiaries:
Verizon Wireless	$51,492	$49,165
Wireless partnerships and other	884	773

	$52,376	$49,938

Wireless Joint Venture

Our Verizon Wireless segment is primarily comprised of Cellco Partnership doing business as Verizon Wireless (Verizon Wireless). Cellco Partnership is a joint venture formed in April 2000 by the combination of the U.S. wireless operations and interests of Verizon and Vodafone. Verizon owns a controlling 55% interest in Verizon Wireless and Vodafone owns the remaining 45%.

Special Distributions

In November 2012, the Board of Representatives of Verizon Wireless declared a distribution to its owners, which was paid in the fourth quarter of 2012 in proportion to their partnership interests on the payment date, in the aggregate amount of $8.5 billion. As a result, Vodafone received a cash payment of $3.8 billion and the remainder of the distribution was received by Verizon.

In July 2011, the Board of Representatives of Verizon Wireless declared a distribution to its owners, which was paid in the first quarter of 2012 in proportion to their partnership interests on the payment date, in the aggregate amount of $10 billion. As a result, Vodafone received a cash payment of $4.5 billion and the remainder of the distribution was received by Verizon.